Exhibit 4


            CHARTERED UNDER THE LAWS OF THE UNITED STATES OF AMERICA

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  No.                         COLONIAL BANKSHARES, INC.         Shares
==============================                         =========================
                              Bridgeton, New Jersey
                                                          CUSIP:  ______________

                          FULLY PAID AND NON-ASSESSABLE
                            PAR VALUE $0.10 PER SHARE

                         THE SHARES REPRESENTED BY THIS
                           CERTIFICATE ARE SUBJECT TO
                         RESTRICTIONS, SEE REVERSE SIDE

THIS CERTIFIES that                                              is the owner of

                            SHARES OF COMMON STOCK OF

                            COLONIAL BANKSHARES, INC.
                a federally chartered subsidiary holding company

         The shares evidenced by this certificate are transferable only on the books of Colonial Bankshares, Inc. by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed.

         The interest in Colonial Bankshares, Inc. evidenced by this certificate may not be retired or withdrawn except as provided in the Rules and Regulations promulgated by the Office of Thrift Supervision and the charter and bylaws of Colonial Bankshares, Inc. The common stock evidenced hereby is not an account of an insurable type and is not insured by the Federal Deposit Insurance Corporation or any other Federal or state governmental agency.

         This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, Colonial Bankshares, Inc. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its seal to be hereunto affixed.


By                              [SEAL]  By
   --------------------------              ---------------------------------
   MARIE E. DAVIS                          EDWARD J. GELETKA
   CORPORATE SECRETARY                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

         The Board of Directors of Colonial Bankshares, Inc. (the "Company") is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of more than one class of stock, including preferred stock in series, and to fix and state the voting powers, designations, preferences, limitations and restrictions thereof. The Company will furnish to any stockholder upon request and without charge a full description of each class of stock and any series thereof.

         The shares represented by this Certificate may not be cumulatively voted on any matter.

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -  as tenants in common   UNIF GIFT MIN ACT           Custodian
                                                    ---------           --------
                                                      (Cust)             (Minor)
TEN ENT -  as tenants by the
           entireties
                                               Under Uniform Gifts to Minors Act
JT TEN  -  as joint tenants
           with right of
           survivorship and not
           as tenants in common
                                               ---------------------------------
                                                             (State)

     Additional abbreviations may also be used though not in the above list

For value received, _____________________________ hereby sell, assign and transfer unto

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PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER


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             (please print or typewrite name and address including
                          postal zip code of assignee)


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Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________ Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated
      ------------------------------

In the presence of                                Signature:


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NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE
STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.